                                                                  EXHIBIT (a)(2)

                             LETTER OF TRANSMITTAL
                        TO TENDER SHARES OF COMMON STOCK
                                       OF

                           ARBOR HEALTH CARE COMPANY
            PURSUANT TO THE OFFER TO PURCHASE DATED OCTOBER 3, 1997
                                       BY

                             AHC ACQUISITION CORP.
                     AN INDIRECT WHOLLY OWNED SUBSIDIARY OF

                                EXTENDICARE INC.

         THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT,
                NEW YORK CITY TIME, ON FRIDAY, OCTOBER 31, 1997,
                         UNLESS THE OFFER IS EXTENDED.

                        The Depositary for the Offer is:

                       IBJ SCHRODER BANK & TRUST COMPANY

                                            Facsimile Transmission                      By Hand or
             By Mail:                            Copy Numbers:                      Overnight Courier:
            P.O. Box 84                         (212) 858-2611                        1 State Street
       Bowling Green Station                                                     New York, New York 10004
   New York, New York 10274-0084                                                Attn: Reorganization Dept.
    Attn: Reorganization Dept.                                               Securities Processing Window SC-1

                        (For Eligible Institutions Only)

                              Confirm by Telephone

                                 (212) 858-2103
                                 (Call Collect)

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THAT LISTED ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     This Letter of Transmittal is to be completed by stockholders if certificates for Shares (as defined below) are to be forwarded herewith or if delivery of shares is to be made by book-entry transfer to the Depositary's account at the Depositary Trust Company ("DTC") or the Philadelphia Depositary Trust Company ("PTDC") (each, a "Book-Entry Transfer-Facility" and collectively, the "Book-Entry Transfer Facilities") pursuant to the book-entry transfer procedure described in Section 3 of the Offer to Purchase (as defined below). Delivery of documents to a Book-Entry Transfer Facility does not constitute delivery to the Depositary.

     Stockholders whose certificates are not immediately available or who cannot deliver their certificates and all other documents required hereby to the Depositary so that they are received prior to 12:00 Midnight, New York City time, on October 31, 1997 (or if the Offer is extended as provided in the Offer to Purchase, prior to the time specified in such extension) must tender their Shares according to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. See Instruction 2 of this Letter of Transmittal. Delivery of documents to the Purchaser or Parent (as both are defined below) does not constitute a delivery to the Depositary.

[ ]CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE
   DEPOSITARY'S ACCOUNT AT ONE OF THE BOOK-ENTRY TRANSFER FACILITIES AND COMPLETE THE FOLLOWING:

Name(s) of Tendering Institution:
                                 --------------------------------------------
Check Box of Applicable Book-Entry Transfer Facility:
(CHECK ONE)       [ ] DTC          [ ] PDTC

Account Number                    Transaction Code Number
              --------------------                       --------------------

[ ]CHECK HERE IF THE CERTIFICATES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
   GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY PRIOR TO THE DATE HEREOF AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s)
                               ----------------------------------------------
Window Ticket Number (if any)
                             ------------------------------------------------
Date of Execution of Notice of Guaranteed Delivery
                                                  ---------------------------
Name of Institution that Guaranteed Delivery
                                             --------------------------------

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                                               DESCRIPTION OF SHARES TENDERED
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 PRINT NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                         CERTIFICATES ENCLOSED
              (PLEASE FILL IN, IF BLANK)                           (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)
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                                                                                     NUMBER OF
                                                                                      SHARES
                                                             CERTIFICATE          REPRESENTED BY        NUMBER OF SHARES
                                                             NUMBER(S)*           CERTIFICATE(S)*          TENDERED**
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                                                       ---------------------------------------------------------------------
                                                       TOTAL SHARES..................................
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                      * Need not be completed by stockholders delivering shares by book-entry transfer.
     ** Unless otherwise indicated, it will be assumed that all Shares represented by any certificates delivered to the
                                          Depositary are tendered. See Instruction 4.
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                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

                            STOCKHOLDER'S AGREEMENT

Ladies and Gentlemen:

     The undersigned hereby tenders to AHC Acquisition Corp., a Delaware corporation (the "Purchaser"), the above-described shares of Common Stock, par value $0.03 per share ("Shares"), of Arbor Health Care Company, a Delaware corporation (the "Company"), at $45.00 per Share, net to the seller in cash, upon the terms and subject to the conditions set forth in the Purchaser's Offer to Purchase dated October 3, 1997 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Offer to Purchase, each as amended or supplemented from time to time, constitute the "Offer").

     Accordingly, the undersigned hereby deposits with you the above-described certificates representing the Shares. Subject to, and effective upon, acceptance for payment of and payment for the Shares validly tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser, all right, title and interest in and to all Shares tendered hereby that are purchased pursuant to the Offer (and any and all other distributions, rights, Shares or other securities issued or issuable in respect thereof on or after September 30, 1997) and hereby irrevocably constitutes and appoints the Depositary as the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any such other distributions, rights, Shares or other securities), with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates for such Shares (and any such other distributions, rights, Shares, or other securities), together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Purchaser, (b) present such certificates (and any such other distributions, rights, Shares or other securities) for cancellation and transfer of such Shares on the Company's books, and (c) receive all benefits (including all dividends or distributions resulting from any stock split, combination or exchange of Shares) and otherwise exercise all rights of beneficial ownership of such Shares (and all such other distributions, rights, Shares or other securities), all in accordance with the terms of the Offer.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby (and any other distributions, rights, Shares or other securities issued or issuable in respect thereof on or after September 30, 1997) and that the Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and the same will not be subject to any adverse claim, when and to the extent the same are purchased by the Purchaser. Upon request, the undersigned will execute and deliver any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby.

     The undersigned hereby irrevocably appoints Dr. Joy D. Calkin, Barry L. Stephens or any other designee of the Purchaser, and each of them, the attorneys and proxies of the undersigned, each with full power of substitution, to vote in such manner as such attorney and proxy or his substitute shall in his sole discretion deem proper, and otherwise to act (including pursuant to written consent) with respect to all the Shares tendered hereby which have been accepted for payment by the Purchaser prior to the time of such vote or other action (whether at an annual, special, adjourned or postponed meeting or by means of written consent in lieu of such meetings or otherwise) of the Company's stockholders or otherwise and any and all other shares of capital stock or other securities issued or issuable in respect of such Shares on or after September 30, 1997. This appointment is effective upon the purchase of such Shares by the Purchaser as provided in the Offer to Purchase. This proxy is irrevocable and coupled with an interest and is granted in consideration of the purchase of such Shares. Such purchase shall revoke all prior proxies given by the undersigned at any time with respect to such Shares (and such other distributions, rights, Shares or other securities issued in respect thereof) and no subsequent proxies will be given with respect thereto by the undersigned, and if given shall not be valid.

     The undersigned understands that the valid tender of Shares pursuant to one of the procedures described in Section 3 of the Offer to Purchase and in the Instructions hereto will constitute an agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer.

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy and legal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

     Unless otherwise indicated herein in the box entitled "Special Payment Instructions", please issue the check for the purchase price of any Shares purchased and/or return any certificates for Shares not tendered or not accepted for payment in the name(s) of the registered holder(s) appearing above under "Description of Shares Tendered." Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," please mail the check for the purchase price for any Shares purchased and return any certificates for Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered." In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the purchase price of all Shares purchased and return all certificates representing Shares not purchased or not tendered in the name(s) of, and mail such check and certificates to, the person(s) so indicated. Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please credit any Shares tendered hereby and delivered by book-entry transfer, but which are not purchased, by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that the Purchaser has no obligation, pursuant to the Special Payment Instructions, to transfer any Shares from the name of the registered holder(s) thereof if the Purchaser does not purchase any of the Shares tendered hereby.

        ---------------------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

      To be completed ONLY if the check for the purchase price of Shares purchased or Certificates evidencing Shares not tendered or not purchased are to be issued in the name of someone other than the undersigned, or if Shares tendered hereby and delivered by book-entry transfer which are not purchased are to be returned by credit to an account at one of the Book-Entry Transfer Facilities other than that designated above.

 Issue [ ] check     [ ] Certificate(s) to:

 Name:

         --------------------------------------------------------------
                                    (Print)

 Address:

           --------------------------------------------------------------

         --------------------------------------------------------------
                               (Include Zip Code)

         --------------------------------------------------------------
               TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER
                   (SEE SUBSTITUTE FORM W-9 ON REVERSE SIDE)

 [ ] Credit Shares delivered by book-entry transfer and not purchased to the account set forth below:

 Check appropriate box:
 [ ] DTC [ ] PDTC
 Account Number

                -------------------------------------------------------------
        ===============================================================

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

      To be completed ONLY if the check for the purchase price of Shares purchased or Certificates evidencing Shares not tendered or not purchased are to be mailed to someone other than that shown under "Description of Shares Tendered."

 Mail [ ] check     [ ] Certificate(s) to:

 Name:

         --------------------------------------------------------------
                                    (Print)

 Address:

           --------------------------------------------------------------

         --------------------------------------------------------------
                               (Include Zip Code)

        ---------------------------------------------------------------

                                   SIGN HERE

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                           (Signature(s) of Owner(s))

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     (Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by an officer of a corporation, trustee, executor, administrator, guardian, attorney or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 5. For information concerning signature guarantees, see Instruction 1.)

Dated:                                                              , 1997
      --------------------------------------------------------------
Name(s):
--------------------------------------------------------------------------------

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                                 (Please Print)

Capacity (Full Title):
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                               (See Instructions)

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include Zip Code)

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Area Code and Telephone Number:
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                            GUARANTEE OF SIGNATURES
                   (IF REQUIRED -- SEE INSTRUCTIONS 1 AND 5)

FOR USE BY FINANCIAL INSTITUTIONS ONLY, PLACE MEDALLION GUARANTEE IN SPACE
BELOW.

Authorized Signature:
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Name:
--------------------------------------------------------------------------------
                                 (Please Print)

Title:
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Name of Firm:
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Address:
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Area Code and Telephone No.:
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Dated:                                                                   , 1997
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                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution which is a bank, broker, dealer, credit union, savings association or other entity that is a member in good standing in the Security Transfer Agents Medallion Program (each an "Eligible Institution"). No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this document, shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) of Shares tendered herewith, unless such holder(s) has completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions" on the reverse hereof, or (b) if such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal (or a manually signed facsimile thereof) is to be used if certificates are to be forwarded herewith. Except as hereinafter provided, for a stockholder to tender Shares validly, certificates for all physically tendered Shares, together with a properly completed and duly executed Letter of Transmittal or facsimile thereof, and any other documents required by this Letter of Transmittal, should be mailed or delivered to the Depositary at one of the appropriate addresses set forth herein and must be received by the Depositary on or prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase). If stock certificates are not immediately available or time will not permit all required documents to reach the Depositary on or prior to the Expiration Date, such Shares may be tendered if all the following conditions are met: (a) such tender is made by or through an Eligible Institution; (b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Purchaser is received by the Depositary on or prior to the Expiration Date; and (c) the certificates for all physically delivered Shares, together with a properly completed and duly executed Letter of Transmittal and any other documents required by this Letter of Transmittal, are received by the Depositary within three days after the date of the execution of the Notice of Guaranteed Delivery. The Notice of Guaranteed Delivery may be delivered by hand or transmitted by telegram, telex, facsimile transmission or letter to the Depositary and must include a signature guaranteed by an Eligible Institution and by otherwise complying with the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase.

     The stockholder understands that tenders of Shares pursuant to any one of the procedures described in "Procedure for Tendering Shares" -- Section 3 of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the stockholder and the Purchaser upon the terms and conditions of the Offer.

     THE METHOD OF DELIVERY OF STOCK CERTIFICATES AND OTHER DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER AND DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OF THE DEPOSITARY. IF SENT BY MAIL, REGISTERED MAIL RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted and no fractions of Shares will be purchased. All tendering stockholders, by execution of this Letter of Transmittal, waive any right to receive any notice of the acceptance of their Shares for payment.

     3. INADEQUATE SPACE. If the space provided is inadequate, the certificate numbers and number of Shares should be listed on a separate signed schedule and attached hereto.

     4. PARTIAL TENDERS. If fewer than all of the Shares evidenced by any certificate are to be tendered, fill in the number of Shares which are to be tendered in the column entitled "Number of Shares Tendered." A new certificate for the remainder of the Shares evidenced by your old certificate(s) will be sent to you as soon as practicable after the Expiration Date. All Shares represented by certificates delivered to the Depositary are deemed to have been tendered unless otherwise indicated.

     5. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS.

     (a) If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the names as written on the face of the certificate(s) without any change whatsoever.

     (b) If the Shares tendered are held of record by two or more joint holders, all such holders must sign this Letter of Transmittal.

     (c) If any Shares tendered are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     (d) If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required. If, however, payment is to be made to, or the certificates for Shares not tendered or accepted for payment are to be issued to, a person other than the registered holder(s), then the certificates transmitted hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appears on the certificates. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

     (e) If this Letter of Transmittal is signed by a person other than the registered holder of the certificates tendered, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear on the certificates. Signatures on such certificates or stock powers required by Instruction 1 above must be guaranteed by an Eligible Institution.

     (f) If this Letter of Transmittal or any certificates or stock powers are signed by officers of corporations, trustees, executors, administrators, guardians, attorneys-in-fact or others acting in a fiduciary representative capacity, such persons should so indicate when signing, and must submit proper evidence satisfactory to the Purchaser of their authority so to act.

     6. STOCK TRANSFER TAXES. The Tendering Stockholder will be responsible for the payment of all stock transfer taxes, if any, payable on the transfer to it of Shares purchased pursuant to the Offer. The amount of any stock transfer taxes will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.

     EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATES LISTED IN THIS LETTER OF TRANSMITTAL.

     7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check for the purchase price of any Shares tendered hereby is to be issued, or certificate(s) representing Shares not tendered or not purchased are to be issued, in the name of a person other than the person(s) signing this Letter of Transmittal or if such check or any such certificate is to be sent to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the box entitled "Description of Shares Tendered", the appropriate boxes in this Letter of Transmittal must be completed. Stockholders delivering Shares tendered hereby by book entry transfer may request that Shares not purchased be credited to such account maintained at a Book-Entry Transfer Facility as such stockholder may designate in the box entitled "Special Payment Instructions". If no such instructions are given, all such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated herein as the account from which such Shares were delivered.

     8. IRREGULARITIES. All questions as to the validity, form, eligibility (including timeless of receipt) and acceptance for payment of any tender of Shares will be determined by the Purchaser, in its sole discretion, which determination shall be final and binding. The Purchaser reserves the absolute right to reject any or all tenders of any determined by it to be not in appropriate form or the acceptance of or payment for which may, in the opinion of the Purchaser's counsel, be unlawful. The Purchaser also reserves the absolute right to waive any of the conditions of the Offer or any defect or irregularity in any tender with respect to any particular Shares or any particular stockholder, and the Purchaser's interpretations of the terms and conditions of the Offer (including these instructions) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Purchaser shall determine. None of the Purchaser, the Depositary or the Information Person or any other person will be under duty to give notification of any defects or irregularities in tenders, or incur any liability for failure to give such notification. Tenders will not be deemed to have been validly made until all defects and irregularities have been cured or waived.

     9. SUBSTITUTE FORM W-9. The tendering stockholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on Substitute Form W-9. Failure to provide the information on the form may subject the tendering stockholder to 31% federal income tax withholding on any amount otherwise payable to the stockholder. The box in Part 2 of the form may be checked if the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the box in
Part 2 is checked and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% on all payments of the purchase price thereafter until a TIN is provided to the Depositary.

     10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance or additional copies of the Offer to Purchase and this Letter of Transmittal may be directed to the Information Person at the address set forth below or your broker, dealer, commercial bank or trust company.

     IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE COPY HEREOF (TOGETHER WITH CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE (AS DEFINED IN THE OFFER TO PURCHASE).

                           IMPORTANT TAX INFORMATION

     Under the federal income tax law, a stockholder whose tendered Shares are accepted for payment is required by law to provide the Depositary (as payer) with his correct taxpayer identification number on Substitute For W-9. If such a stockholder is an individual, the taxpayer identification number is his Social Security number. For businesses and other entities, the taxpayer identification number is its Employer Identification Number. If the Depositary is not provided with the correct taxpayer identification number, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service, and payments made to such stockholder with respect to Shares purchased pursuant to the Offer may be subject to federal income tax backup withholding. To prevent federal income tax backup withholding on payments made to a stockholder with respect to Shares purchased pursuant to the Offer, each stockholder is required to notify the Depositary with his correct taxpayer identification number by completing the form certifying that the taxpayer identification number provided on Substitute Form W-9 is correct (or that such stockholder is awaiting a taxpayer identification number) and that (1) the stockholder has not been notified by the Internal Revenue Service that he is subject to federal income tax backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified the stockholder that he is no longer subject to federal income tax backup withholding.

     Exempt stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these federal income tax backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that stockholder must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number of Substitute Form W-9 for additional instructions.

     If federal income tax backup withholding applies, the Depositary is required to withhold 31% of the payments made to a stockholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to federal income tax backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund generally may be obtained.

WHAT NUMBER TO GIVE THE DEPOSITARY

     The stockholder is required to give the Depositary the Social Security number or Employer Identification Number of the registered holder of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN
      BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

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  SUBSTITUTE                    PART 1--PLEASE PROVIDE YOUR TIN IN THE BOX AT THE RIGHT AND
  FORM W-9                      CERTIFY BY SIGNING AND DATING BELOW.                                    TIN:________________
                                                                                                      Social Security Number
                                                                                                            or Employer
                                                                                                       Identification Number
                              ----------------------------------------------------------------------------------------------------
 Department of the
  Treasury, Internal            Name (Please Print)                                                           PART 2
  Revenue Service               ---------------------------------------------------------------            Awaiting [ ]
  PAYOR'S REQUEST FOR TAXPAYER  Address                                                                         TIN
  IDENTIFICATION NUMBER         ---------------------------------------------------------------
  ("TIN") AND CERTIFICATION     City  State  Zip Code
                                --------------------------------------------------------------------------------------------------
                                PART 3--CERTIFICATION--UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT: (1) the
                                number shown on this form is my correct taxpayer identification number (or a TIN has not been issued to me but I have mailed or delivered an application to receive a TIN or intend to do so in the near future), (2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or the IRS has notified me that I am no longer subject to backup withholding, and (3) all other information provided on this form is true, correct and complete.
                                --------------------------------------------------------------------------------------------------
                                SIGNATURE ________________________________________________________________  DATE: ________________
                                You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.
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                           THE INFORMATION AGENT IS:

                         MACKENZIE PARTNERS, INC. LOGO
                                156 Fifth Avenue
                               New York, NY 10010
                         (212) 929-5500 (Call Collect)
                                       or
                         Call toll free 1-800-322-2885

                      THE DEALER MANAGER FOR THE OFFER IS:

                            BEAR, STEARNS & CO. INC.
                                245 Park Avenue
                            New York, New York 10167
                                 (888) 281-1220